UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2009

Casella Waste Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23211	03-0338873
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont		05701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (802) 775-0325

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 26, 2009, the Board of Directors of Casella Waste Systems, Inc. (the “Company”) approved certain amendments to the Company’s by-laws, which were amended and restated to incorporate these changes.

Following is a summary of the changes contained in the Third Amended and Restated By-laws:

•                  We set forth provisions that must be followed in order for a nominee of a stockholder to be eligible for election as a director, and we also established procedures that must be followed for a stockholder to properly bring other business for consideration at an annual meeting of stockholders.  Section 1.10 of the Second Amended and Restated By-laws, which has been replaced by the amendments, contained procedures to be followed by a stockholder seeking to bring a matter for consideration at the meeting, which procedures contained different timetables to be met by the stockholder and required different information to be provided by the stockholder than the timetables set forth in and information required by the amendments.

•                  We adopted procedures for the orderly conduct of stockholder meetings, including among other things, that the Board of Directors and the chairman of such meeting are entitled to adopt such rules, regulations and procedures for the conduct of any meeting of stockholders as they deem appropriate.

•                  We changed the by-laws such that references to the “President” of the Company now refer to the “Chief Executive Officer”.

•                  We have removed Section 6.3, which required the separate vote of the holders of a majority of the outstanding shares of the Company’s Series A Convertible Preferred Stock for certain amendments to the by-laws.  The Series A Convertible Preferred Stock was redeemed on August 11, 2007 and there are no longer any shares issued or authorized.

The foregoing description of amendments to the by-laws does not purport to be complete and is qualified in its entirety by reference to the Third Amended and Restated By-laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Casella Waste Systems, Inc.

Date: February 27, 2009	By:	/s/ John S. Quinn
John S. Quinn Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Third Amended and Restated By-laws of Casella Waste Systems, Inc., effective February 26, 2009.